ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST    Two World Trade Center, New York, New
York 10048

LETTER TO THE SHAREHOLDERS December 31, 1996

DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of Active Assets California Tax-Free Trust for the six-month period ended December 31, 1996.

Tax-free money market interest rates edged lower during the second half of 1996, but there was little change in yields for the calendar year. Following its modest quarter-point nudge toward lower rates in late January, the Federal Reserve Board remained on the sidelines for the balance of 1996. There appeared to be little need to change monetary policy given the sporadic nature of economic growth and the moderate rate of inflation. Fluctuations in municipal money market rates stemmed largely from changes in supply and demand arising from money fund cash flows.

The Bond Buyer One-Year Note Index, a benchmark indicator of long municipal money market yields, declined 37 basis points from 3.88 percent at the end of June to 3.51 percent at the end of December. For all of 1996, however, the net change in the Index was just nine basis points and reflected the stable short-term interest rate atmosphere. At the end of 1996, the ratio of the Index yield to the yield for one-year U.S. Treasury bills was 64 percent, compared with 69 percent at the end of 1995. The decline in the ratio meant municipal note yields became less attractive relative to Treasuries as the year progressed.

At the short end of the tax-free money market maturity range, variable rate demand obligations (VRDOs) with daily and weekly rate changes conformed to the recurring pattern of wide interest rate swings and the predictable seasonal timing of highs and lows. As in prior years, yields declined at the start of each quarter when demand was strong and rose with each quarter end when cash outflows were heavy. During the second half of the year, the low for weekly VRDOs was set in early July at 2.35 percent and the high of 4.00 percent was recorded at the end of December.

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

PORTFOLIO MANAGEMENT AND PERFORMANCE

Active Assets California Tax-Free Trust's total return for the six-month period ended December 31, 1996, was 1.40 percent. Thirty-day yields ranged from a low of 2.44 percent for the month of July to a high of 2.84 percent for the month of December.

The Trust's net assets totaled $437 million with 73 percent of the Trust's portfolio invested in VRDOs. California-exempt commercial paper and municipal notes, the two other types of securities utilized in the portfolio, comprised 17 percent and 10 percent of the portfolio, respectively.

Holdings are continuously reviewed to maintain the portfolio's high quality. Particular effort is devoted to monitoring the creditworthiness of institutions that provide credit enhancement and/or liquidity facilities to the debt obligations.

In early July, the Trust's weighted average maturity extended beyond 60 days to take advantage of the attractive yields available while the market digested a heavy seasonal slate of new one-year note financings. As supply abated and one-year yields moved to lower levels, the Trust's weighted average maturity returned to a moderate range of approximately 40 to 60 days for the balance of 1996. At the end of December, the Trust's average maturity was 41 days.

LOOKING AHEAD

Market participants continue to express concern that prolonged economic strength will eventually lead to an increase in the rate of inflation. The Federal Reserve Board appears to be on the alert for price pressures that might call for tightening of monetary policy. With market sentiment vacillating with the release of each new economic statistic, the weighted average maturity of the Trust's portfolio is expected to be maintained in the 30 - to 60 -day range for flexibility.

We appreciate your support of Active Assets California Tax-Free Trust and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ C. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

PORTFOLIO OF INVESTMENTS December 31, 1996 (unaudited)

PRINCIPAL
AMOUNT IN                                                                                 COUPON       DEMAND
THOUSANDS                                                                                  RATE+        DATE*          VALUE
--------------------------------------------------------------------------------------------------------------------------------
              CALIFORNIA TAX-EXEMPT SHORT-TERM VARIABLE RATE MUNICIPAL OBLIGATIONS
               (72.6%)
 $ 4,000      Big Bear Lake, Southwest Gas Corp 1993 Ser A (AMT)......................      4.00%      01/08/97     $  4,000,000
  11,970      California Alternative Energy Financing Authority, General Electric
                Capital Corp -Arroyo Energy Ser 1993 B (AMT)..........................      4.05       01/08/97       11,970,000
              California Educational Facilities Authority,
  10,000      California Institute of Technology Ser 1994.............................      3.95       01/08/97       10,000,000
   5,775      Stanford University Ser I-2.............................................      3.70       01/08/97        5,775,000
              California Health Facilities Financing Authority,
   2,600      Catholic HealthCare West 1988 Ser A.....................................      4.00       01/08/97        2,600,000
   3,800      Childrens Hospital of Orange County Ser 1991 (MBIA).....................      4.00       01/08/97        3,800,000
   6,900      Kaiser Permanente Ser 1993 A............................................      4.00       01/08/97        6,900,000
  10,800      Memorial Health Services Ser 1994.......................................      4.00       01/08/97       10,800,000
   9,900      St Francis Medical Center 1995 Ser E (MBIA).............................      4.00       01/08/97        9,900,000
   5,700      St Joseph Health System Ser 1991 B......................................      5.10       01/02/97        5,700,000
  16,200      Sutter/California Healthcare System Ser 1996 B..........................      5.10       01/02/97       16,200,000
   5,000      California Housing Finance Agency, Home Mtg 1996 Ser J (AMT)............      4.00       07/24/97        5,000,000
              California Pollution Control Financing Authority,
   2,720      Chevron USA Inc Ser 1983................................................      3.90       11/17/97        2,726,424
   7,300      Chevron USA Inc Ser 1984 B..............................................      3.70       06/16/97        7,305,780
   1,750      Noranda-Grey Eagle Mines Inc 1984 Ser B.................................      3.60       01/08/97        1,750,000
  10,000      Pacific Gas & Electric Co Ser 1996 B (AMT)..............................      4.00       01/08/97       10,000,000
   9,000      Shell Oil Co 1996 Ser A (AMT)...........................................      4.70       01/02/97        9,000,000
  14,000      Southern California Edison Co 1986 Ser A................................      4.70       01/02/97       14,000,000
   5,000      Stanislaus Inc Ser 1987 (AMT)...........................................      5.05       01/02/97        5,000,000
  16,500      California Public Capital Improvements Financing Authority, Pooled Ser
               1988 C.................................................................      3.65       03/17/97       16,500,000
              California Statewide Communities Development Authority,
   4,934      House Ear Institute 1993 Ser A COPs.....................................      4.80       01/02/97        4,934,000
   9,000      Kaiser Permanente Ser 1995 COPs.........................................      4.00       01/08/97        9,000,000
   5,000      Chula Vista, San Diego Gas & Electric Co Ser 1996 B (AMT)...............      4.75       01/02/97        5,000,000
  16,000      Foothill/Eastern Transportation Corridor Agency, Toll Road Ser 1995 C...      3.90       01/08/97       16,000,000
  10,000      Long Beach, Memorial Health Services Ser 1991...........................      4.00       01/08/97       10,000,000
              Los Angeles, Multi-Family
   2,900      1985 Ser K..............................................................      3.55       01/08/97        2,900,000
   3,300      1994 Ser A (AMT)........................................................      5.25       01/02/97        3,300,000
   8,000      Los Angeles County Metropolitan Transportation Authority, Prop C
                Sales Tax Refg Ser 1993 A (MBIA)......................................      4.00       01/08/97        8,000,000
  20,200      Newport Beach, Hoag Memorial Presbyterian Ser 1992 & 1996C..............      5.15       01/02/97       20,200,000
   5,000      Northern California Power Agency, Geothermal No 3 1996 Ser A (AMBAC)....      3.85       01/08/97        5,000,000
   4,600      Ontario Redevelopment Agency, Daisy XX Assoc Ltd Ser 1984...............      4.00       01/08/97        4,600,000
   3,900      Redlands, Orange Village Apts 1988 Ser A (AMT)..........................      4.25       01/08/97        3,900,000
   3,700      Redlands Public Improvement Corporation, 1993 Water COPs (FGIC).........      4.00       01/08/97        3,700,000
  15,000      Riverside County, 1996 -97 Ser B TRANs..................................      3.90       01/08/97       15,000,000
   5,400      Sacramento County, Administration Center & Courthouse Ser 1990 COPs.....      3.75       01/08/97        5,400,000
   4,000      San Bernardino County, 1996 County Center Refinancing COPs..............      4.00       01/08/97        4,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

PORTFOLIO OF INVESTMENTS December 31, 1996 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON       DEMAND
THOUSANDS                                                                                  RATE+        DATE*          VALUE
------------
 $ 6,900      Santa Clara County-El Camino Hospital District Hospital Facilities
               Authority,
              Valley Medical Center 1985 Ser A........................................      2.70%      01/08/97     $  6,900,000
   5,600      Santa Clara County Financing Authority, Valley Medical Center 1994 Ser
               B......................................................................      4.00       01/08/97        5,600,000
              Southern California Public Power Authority,
  14,700      Transmission 1991 Refg Ser (AMBAC)......................................      3.90       01/08/97       14,700,000
   6,000      Transmission 1996 Refg Ser B (FSA)......................................      4.00       01/08/97        6,000,000
   4,310      Turlock, Irrigation District Ser 1988 A.................................      4.00       01/08/97        4,310,000
                                                                                                                    ------------

              TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM VARIABLE RATE MUNICIPAL
               OBLIGATIONS (Amortized Cost $317,371,204).......................................................      317,371,204
                                                                                                                    ------------

                                                                                                       YIELD TO
                                                                                                       MATURITY
                                                                            COUPON      MATURITY      ON DATE OF
                                                                             RATE         DATE         PURCHASE
                                                                            -------     ---------     ----------
              CALIFORNIA TAX-EXEMPT COMMERCIAL PAPER (16.6%)
              California Pollution Control Financing Authority,
   3,000      Southern California Edison Co Ser 1985 A..................      3.40%      02/06/97        3.40%          3,000,000
   2,100      Southern California Edison Co Ser 1985 B..................      3.40       02/20/97        3.40           2,100,000
   5,000      Thermal Energy Development Partnership Ser A (AMT)........      3.60       02/13/97        3.60           5,000,000
   5,000      Chula Vista, San Diego Gas & Electric Co Ser 1992 C
               (AMT)....................................................      3.45       02/25/97        3.45           5,000,000
              East Bay Municipal Utility District,
   4,000      Water System..............................................      3.40       01/30/97        3.40           4,000,000
   5,000      Water System..............................................      3.40       03/11/97        3.40           5,000,000
              Los Angeles Department of Water & Power,
   5,600      Electric..................................................      3.55       02/10/97        3.55           5,600,000
   4,000      Electric..................................................      3.60       02/26/97        3.60           4,000,000
              Sacramento Municipal Utility District,
   5,000      Ser I.....................................................      3.30       01/28/97        3.30           5,000,000
   5,000      Ser I.....................................................      3.30       02/28/97        3.30           5,000,000
   6,700      San Diego, San Diego Gas & Electric Co Ser 1995 B.........      3.45       02/12/97        3.45           6,700,000
   6,000      University of California Regents, Ser A...................      3.45       02/19/97        3.45           6,000,000
              West & Central Basin Financing Authority,
   2,500      West Basin Municipal Water District TRANs.................      3.30       02/11/97        3.30           2,500,000
   4,000      West Basin Municipal Water District TRANs.................      3.40       02/11/97        3.40           4,000,000
              Puerto Rico Government Development Bank,
   4,500      Ser 1996..................................................      3.50       03/07/97        3.50           4,500,000
   5,000      Ser 1996..................................................      3.35       03/12/97        3.35           5,000,000
                                                                                                                       ----------

              TOTAL CALIFORNIA TAX-EXEMPT COMMERCIAL PAPER
              (Amortized Cost $72,400,000)......................................................................       72,400,000
                                                                                                                       ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

PORTFOLIO OF INVESTMENTS December 31, 1996 (unaudited) continued

                                                                                                       YIELD TO
PRINCIPAL                                                                                              MATURITY
AMOUNT IN                                                                   COUPON      MATURITY      ON DATE OF
THOUSANDS                                                                    RATE         DATE         PURCHASE         VALUE
---------------------------------------------------------------------------------------------------------------------------------

              CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL NOTES (10.2%)
 $13,000      Contra Costa County, 1996 -1997 TRANs, dtd 07/01/96.......      4.50%      07/03/97        3.75%       $ 13,046,927
   7,000      Riverside County, 1996 -97 Ser A TRANs, dtd 07/01/96......      4.50       06/30/97        3.90           7,019,904
   7,000      San Bernadino County, 1996 -97 TRANs, dtd 07/01/96........      4.50       06/30/97        3.875          7,020,769
  10,000      San Diego, 1996 -97 Ser A TANs, dtd 07/02/96..............      4.50       07/02/97        3.75          10,036,001
   7,500      Ventura County, Ser 1996 TRANs, dtd 07/02/96..............      4.75       07/02/97        3.85           7,532,386
                                                                                                                     ------------

              TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL NOTES
               (Amortized Cost $44,655,987).....................................................................       44,655,987
                                                                                                                     ------------

              TOTAL INVESTMENTS (Amortized Cost $434,427,191) (a)......................................... 99.4%      434,427,191

              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................... 0.6         2,592,948
                                                                                                          -----      ------------

              NET ASSETS..................................................................................100.0%     $437,020,139
                                                                                                          =====      ============

---------------------

    AMT       Alternative Minimum Tax.
   COPs       Certificates of Participation.
   TANs       Tax Anticipation Notes.
   TRANs      Tax and Revenue Anticipation Notes.
     +        Rate shown is rate in effect at December 31, 1996.
     *        Date in which the principal amount can be recovered through demand.
    (a)       Cost is the same for federal income tax purposes.

Bond Insurance:
   AMBAC      AMBAC Indemnity Corporation.
   FGIC       Financial Guaranty Insurance Company.
   MBIA       Municipal Bond Investors Assurance Corporation.
    FSA       Financial Security Assurance Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996 (unaudited)
ASSETS:
Investments in securities, at value
 (amortized cost $434,427,191)...........    $434,427,191
Cash.....................................         244,569
Interest receivable......................       2,661,720
Prepaid expenses.........................          10,438
                                               ----------

    TOTAL ASSETS.........................     437,343,918
                                             ------------

LIABILITIES:
Payable for:
    Investment management fee............         190,353
    Plan of distribution fee.............          38,071
    Shares of beneficial interest
     repurchased.........................             501
Accrued expenses.........................          94,854
                                             ------------

    TOTAL LIABILITIES....................         323,779
                                             ------------

NET ASSETS:
Paid-in-capital..........................     437,031,775
Accumulated undistributed net investment
 income..................................             228
Accumulated net realized loss............         (11,864)
                                             ------------

    NET ASSETS...........................    $437,020,139
                                             ============

NET ASSET VALUE PER SHARE,
 437,031,775 shares outstanding
 (unlimited shares authorized of $.01 par
 value)..................................           $1.00
                                                     ====
STATEMENT OF OPERATIONS
For the six months ended December 31, 1996 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME..........................    $  7,206,685
                                               ----------

EXPENSES
Investment management fee................       1,063,005
Plan of distribution fee.................         212,601
Transfer agent fees and expenses.........          37,880
Shareholder reports and notices..........          25,499
Professional fees........................          25,290
Registration fees........................          21,648
Custodian fees...........................          15,693
Trustees' fees and expenses..............           8,724
Organizational expenses..................           3,487
Other....................................           3,973
                                               ----------
    TOTAL EXPENSES.......................       1,417,800

    LESS: EXPENSE OFFSET.................          (6,039)
                                               ----------

    NET EXPENSES.........................       1,411,761
                                               ----------

NET INVESTMENT INCOME AND NET INCREASE...    $  5,794,924
                                               ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE SIX
                                                       MONTHS ENDED       FOR THE YEAR
                                                       DECEMBER 31,           ENDED
                                                           1996           JUNE 30, 1996
---------------------------------------------------------------------------------------
                                                        (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.............................     $  5,794,924      $   9,940,621
Net realized gain.................................         --                    5,093
                                                       ------------      -------------

    NET INCREASE..................................        5,794,924          9,945,714

Dividends from net investment income..............       (5,794,781)        (9,940,586)
Net increase from transactions in shares of
 beneficial interest..............................       52,801,832         70,646,849
                                                       ------------      -------------

    NET INCREASE..................................       52,801,975         70,651,977
NET ASSETS:
Beginning of period...............................      384,218,164        313,566,187
                                                       ------------      ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $228 and $85, respectively)................     $437,020,139      $384,218,164
                                                       ============      ============

        SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS December 31, 1996 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Active Assets California Tax-Free Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust's investment objective is to provide a high level of daily income which is exempt from federal and California income tax consistent with stability of principal and liquidity. The Trust was organized as a Massachusetts business trust on July 10, 1991 and commenced operations on November 12, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to shareholders as of the close of each business day.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust in the amount of approximately $46,500 which have been reimbursed for the full amount thereof. Such expenses were fully amortized as of November 12, 1996.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS December 31, 1996 (unaudited) continued

$750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of the daily net assets exceeding $3 billion.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Trust's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Trust, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor and other broker-dealers under the Plan: (1) compensation to, and expenses of, the Distributor and other broker-dealers; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Trust's shares; (3) expenses incurred in connection with promoting sales of the Trust's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Trust is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Trust's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Trust's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Trust through payments accrued in any subsequent fiscal year. For the six months ended December 31, 1996, the distribution fee was accrued at the annual rate of 0.10%.

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS December 31, 1996 (unaudited) continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended December 31, 1996 aggregated $380,210,000 and $376,396,000, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Trust's transfer agent. At December 31, 1996, the Trust had transfer agent fees and expenses payable of approximately $6,100.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as an independent Trustee for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension cost for the six months ended December 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,563. At December 31, 1996, the Trust had an accrued pension liability of $32,390 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                                                                FOR THE YEAR
                                                                                                                   ENDED
                                                                                                               JUNE 30, 1996
                                                                                            FOR THE SIX        --------------
                                                                                           MONTHS ENDED
                                                                                         DECEMBER 31, 1996
                                                                                         -----------------
                                                                                            (unaudited)
Shares sold..........................................................................        787,726,139        1,301,311,516
Shares issued in reinvestment of dividends...........................................          5,794,781            9,940,586
                                                                                            ------------       --------------
                                                                                             793,520,920        1,311,252,102
Shares repurchased...................................................................       (740,719,088)      (1,240,605,253)
                                                                                            ------------       --------------
Net increase in shares outstanding...................................................         52,801,832           70,646,849
                                                                                            ============       ==============

6. FEDERAL INCOME TAX STATUS

At June 30, 1996, the Trust had a capital loss carryover of approximately $11,800 of which $10,900 will be available through June 30, 2002 and $900 will be available through June 30, 2003 to offset future capital gains to the extent provided by regulations. During the year ended June 30, 1996, the Trust had utilized capital loss carryovers of approximately $5,100.

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                    FOR THE SIX                FOR THE YEAR ENDED JUNE 30
                                                   MONTHS ENDED           -------------------------------------
                                                 DECEMBER 31, 1996             1996                  1995
----------------------------------------------------------------------------------------------------------------
                                                    (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........           $ 1.00                      $ 1.00                $ 1.00
                                                     ---------                       -----                 -----
Net investment income........................            0.014                       0.028                 0.029
Less dividends from net investment income....           (0.014)                     (0.028)               (0.029)
                                                     ---------                       -----                 -----
Net asset value, end of period...............           $ 1.00                      $ 1.00                $ 1.00
                                                     =========                       =====                 =====
TOTAL INVESTMENT RETURN+.....................             1.40%(1)                    2.82%                 2.89%
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................             0.67%(2)(4)                 0.67%                 0.67%
Net investment income........................             2.73%(2)                    2.79%                 2.86%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands......         $437,020                    $384,218              $313,566

                                                     FOR THE YEAR ENDED JUNE 30,                FOR THE PERIOD
                                                     ---------------------------                   THROUGH
                                                     1994                  1993                 JUNE 30, 1992
----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........             $ 1.00                $ 1.00               $ 1.00
                                                           -----                 -----           ----------
Net investment income........................              0.018                 0.018                0.017
Less dividends from net investment income....             (0.018)               (0.018)              (0.017)
                                                           -----                 -----           ----------
Net asset value, end of period...............             $ 1.00                $ 1.00               $ 1.00
                                                           =====                 =====           ==========
TOTAL INVESTMENT RETURN+.....................               1.78%                 1.84%                1.66%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................               0.68%                 0.71%                0.56%(2)(3)

Net investment income........................               1.77%                 1.82%                2.42%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands......           $288,506              $202,149             $170,364

---------------------
 *  Commencement of operations.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Trust had borne all expenses that were assumed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 0.80% and 2.18%, respectively.
(4)  The above ratio does not reflect the effect of expense offsets of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Katherine H. Stromberg
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048



The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Trust. For more detailed information about the Trust, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Trust.

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus.



Active
Assets (R)
Account

Active Assets
California
Tax-Free Trust


SEMIANNUAL REPORT
DECEMBER 31, 1996